UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 1, 2004




                            JUPITERMEDIA CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                 000-26393                        06-1542480
   --------                 ---------                        ----------
(State or other         (Commission File                   (IRS Employer
jurisdiction of              Number)                    Identification No.)
incorporation)


        23 Old Kings Highway South, Darien, CT                  06820
        ----------------------------------------                -----
        (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: (203) 662-2800
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

On April 1, 2004 (the "Closing Date"), the Registrant acquired substantially all of the assets (the "Acquisition") of Comstock, Inc., a Delaware corporation ("Comstock"), pursuant to an Asset Purchase Agreement, dated April 1, 2004, among the Registrant, Comstock and, with regard to certain provisions, certain stockholders of Comstock named therein (the "Purchase Agreement"). Comstock has been in the stock imagery business since 1976 and possesses one of the largest archives of wholly owned commercial stock images in the world.

The consideration payable in the Acquisition (which was determined as a result of arms' length negotiations) consists of cash in the amount of $20,850,000 plus the assumption of certain liabilities relating to obligations to fulfill contractual commitments arising on or after the closing. The Registrant is funding the Acquisition with cash on hand and through a credit facility with HSBC Bank USA.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired:

          The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

     (b) Pro Forma Financial Information:

          The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

     (c) Exhibits:

          2.1 Asset Purchase Agreement, dated as of April 1, 2004, by and among Jupitermedia Corporation, Comstock, Inc. and, with regard to certain provisions, Henry Scanlon, Matthias Bowman, Judy Curiale, Michael Stuckey and Edward Gronske*

          99.1 Press Release, dated April 2, 2004, of Jupitermedia Corporation

* The exhibits to the Asset Purchase Agreement are not being filed herewith. The Asset Purchase Agreement filed herewith briefly describes the contents of each exhibit to the Asset Purchase Agreement. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits.

Exhibit A Form of Bill of Sale and General Assignment
Exhibit B Form of Copyright Assignment Agreement
Exhibit C Form of Domain Name Assignment Agreement
Exhibit D Form of Patent Assignment Agreement
Exhibit E Form of Trademark Assignment Agreement
Exhibit F Form of Escrow Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        JUPITERMEDIA CORPORATION


                                        By /s/ Christopher S. Cardell
                                           ---------------------------
                                           Christopher S. Cardell
                                           President and Chief Operating Officer


Date:  April 2, 2004


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                                  EXHIBIT INDEX


Exhibit:

2.1 Asset Purchase Agreement, dated as of April 1, 2004, by and among Jupitermedia Corporation, Comstock, Inc. and, with regard to certain provisions, Henry Scanlon, Matthias Bowman, Judy Curiale, Michael Stuckey and Edward Gronske

99.1      Press Release, dated April 2, 2004, of Jupitermedia Corporation